Exhibit 99.1

 Investor & Analyst Day   November 20, 2024

 Forward Looking Statements  This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The actual results of the Company may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance and development and commercialization of products and services, its anticipated cash runway and its financial guidance for the full year 2024. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the inability to maintain the listing of the Company’s Class A common stock on The Nasdaq Stock Market; the ability of the Company to grow and manage growth profitably and retain its key employees; the Company’s ongoing leadership transitions; changes in applicable laws or regulations; the ability of the Company to raise financing in the future; the success, cost and timing of the Company’s product development and commercialization activities; the commercialization and adoption of the Company’s existing products and the success of any product the Company may offer in the future; the potential attributes and benefits of the Company’s commercialized Platinum® protein sequencing instrument and kits and the Company’s other products once commercialized; the Company’s ability to obtain and maintain regulatory approval for its products, and any related restrictions and limitations of any approved product; the Company’s ability to identify, in-license or acquire additional technology; the Company’s ability to maintain its existing lease, license, manufacture and supply agreements; the Company’s ability to compete with other companies currently marketing or engaged in the development or commercialization of products and services that serve customers engaged in proteomic analysis, many of which have greater financial and marketing resources than the Company; the size and growth potential of the markets for the Company’s products and services, and its ability to serve those markets once commercialized, either alone or in partnership with others; the Company’s estimates regarding future expenses, future revenue, capital requirements and needs for additional financing; the Company’s financial performance; and other risks and uncertainties described under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.   Disclaimer and Other Information

 Investor Day Agenda  Jeff Hawkins, CEO  Proteomics Market: Current & Future Perspective  10:00–10:20 AM  Todd Rearick, CTO  Technology Architecture for the Future  10:20–10:40 AM  Brian Reed, PhD  Innovating Discovery Applications in Proteomics  10:40–11:00 AM  John Vieceli, CPO  Platform Roadmap  11:00–11:20 AM  Jeff Hawkins, CEO  The Proteomics Lab of the Future  11:20–11:30 AM  Management  Q&A Session  11:30 AM–Noon

 Proteomics Market: Current & Future Perspective

 Proteins are the vital engines of biological systems, playing crucial roles in both health and disease  Proteins are the Core of Biological Discoveries  Therapeutic Development  Biotech Innovation  Disease Biomarkers

Proteome Complexity


PROTEOME COMPLEXITY
GENOME
~20–25,000 GENES
Alternative Promoters
Alternative splicing
mRNA editing
TRANSCRIPTOME
~100,000 TRANSCRIPTS
Post-translational Modifications
PROTEOME
>1,000,000 PROTEOFORMS

QUANTUM SI
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 Transcriptomics Does Not Accurately Predict Protein Profiles  Human Proteoform Project: https://www.science.org/doi/10.1126/sciadv.abk0734

 Disease Progression Goes Beyond the Protein Level  Human Proteoform Project: https://www.science.org/doi/10.1126/sciadv.abk0734

Proteomics is a Large and Growing Market Opportunity

$75B+ Proteomics Market[1]


Emerging Clinical $55B+
Research $20B+

$8B+ Initial Target Market[2]


Identification $3B+
Expression + Quantification $3B+
Proteoforms + PTMs $1.5B+

QUANTUM SI

1. SVB Leerink Research, *"Proteomics: The Next Frontier in Life Science Tools and Diagnostics."* September 28, 2021
2. DeciBio Consulting Evaluation, June 2020

9

 Post-translational modifications  Amino acid variants  RNA isoforms  Platinum Use Cases Today  Identify ProteinsCritical to Biology  Screen and Characterize Proteins with Barcodes  Uncover + Understand Proteoforms  In-gel digest of bio samples  Characterize antibodies  Identify co-IP proteins  Protein/antibody engineering  mRNA vaccine development  Lipid nanoparticle delivery

 How QSI Customers Are Leveraging Platinum  MRNA screening with protein barcodes for gene therapy  Studying citrullination PTMs  Characterizing far-flungextremophiles  Studying mRNAtranslation and PTMs  Studying disease isoforms  Mapping protein conformationsusing protein barcodes

 The Proteomics Market is Poised for Significant Growth  The proteome is dynamic — longitudinal data will be needed (i.e., repeat testing)  Routine use of multiomics requires creating new data analysis tools — these tools will require large amounts of training data  Large-scale screening studies designed to identify clinically relevant biomarkers are increasing  Deep proteoform-level analysis will be needed to fully define and characterize the biomarkers with highest medical value  Population-scale studies will be needed to characterize what a “healthy” profile looks like  Research  $20B+  EmergingClinical  $55B+  AI-driven drug development will drive the need for deeper proteomic data (amino acid level) to better inform and train the models

 Technical Challenges in Proteomics Today  Top-down  vs  Bottom-up  Sensitivity  vs  Dynamic Range  Unbiased   vs   Biased  Standardization  +   Reproducibility  Throughput  +   Costs  Breadth(# of Proteins)   vs   Depth(Amino Acid, PTM)

Multiple Specialized Platforms Required to Fully Interrogate the Proteome

Protein-level Screening



Samples: 100s–1,000s per study
Proteins: 100-1,000s per sample
Resolution: Protein

Focused + Deep Characterization



Samples: 10s–100s per study
Proteins: <50 per sample
Resolution: Amino acid; single-molecule

- Mass Spec
- HT Affinity Assays
- Ultra-Sensitive Protein Detection
- Western Blots + ELISA
- Edman Degradation
- QSI™

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 QSI is Best Positioned to Usher in a New Paradigm in Proteomics  Proteus™  Platinum® Pro  Core technology is the only commercially available tech that can enable single-molecule, top-down, and bottom-up proteomics methods  New architecture (Proteus™), combined with other ongoing technology development initiatives, creates clear path to de novo sequencing   Ultrarapid sequencing chemistry can enable significant increase in sample throughput per day and unlock time-sensitive applications (e.g., clinical diagnostics) in the future

 Distribution Agreement in Place to Scale Adoption Across the US + Canada

 Technology Development Pipeline

 Quantum-Si Core Technologies  Peptide Mapping  Barcode Applications  Variant Calling  PTM Characterization  Protein Identification  Platinum® System  2M Chip  Chemistry  Biomolecules  Algorithms  Applications

End-to-End Protein Analysis



Protein | Peptides | Wells Prepared | Excitation | 'R' Sequenced | Data Analyzed


QUANTUM SI


IL4 (22,160 Reads)
IL4(103-117)-EAN
15,548.0, FDR:0.00
IL4(78-84)-QLI
4,641.0, FDR:0.00
IL4(85-102)-RLD
1,405.0, FDR:0.01
IL4(43-61)-ETF
243.0, FDR:0.01
IL4(3-12)-CDI
56.0, FDR:0.07
IL4(22-37)-TLC
56.0, FDR:0.07
IL4(13-21)-TLN
27.0, FDR:0.11
FDR <0.05
0.05 ≤ FDR <0.1
FDR ≥0.1
0
2,500
5,000
7,500
10,000
12,500
15,000
ALIGNMENTS

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 Prepare Proteins for Sequencing   Proteins are digested into short fragments (peptides)  Peptides are immobilized at the bottom of reaction chambers on our chip

 Kinetic Signatures Uniquely Identify Proteins + Proteoforms  Recognizers bind amino acids in sequence  Recognition events produce kinetic signatures  R  L  I  F  DQQ  600  500  400  300  200  100  0  0.24s  3.23s  0.23s  0.97s  TIME (min)  Kinetic signature plot   Excitation  ’R’ Sequenced  ‘L’ Sequenced  ‘I’ Sequenced  ‘F’ Sequenced

 Rationale for New Technology Architecture  Semiconductors require large R&D investment  Re-partitioning of system allows for less expensive consumable  Leverage optical magnification to pack wells closer together and scale to billions of reads  Leverage high-performance, commercially-available imaging components  Liquid Sample  Reaction Chambers  Fused Silica Wafer  Imaging System

 QSI Core Technologies   Trying to show all components of core tech. Do not need “chip” box and SW image could be something else  Chip  Surface Chemistry  Instrument  Library Prep +  Sequencing Reagents  Software

 Chip + Surface Chemistry  Simple passive device with approximately 20M wells (per flow cell) at initial launch  Heavily de-risked — leverages existing design, materials, and fabrication methods  Compatible with existing surface chemistry  Surface passivation  Functionalized well bottom

 Proteus™ Consumable Development  Wafer process flow developed in production foundry  Prototype wafers fabricated and tested  Simple process has low-risk path to high-volume production

 Wafer Fabrication Process Development  Foundry process modules work and produce the desired well structure  Foundry partner for development and production is in place  Fused Silica Wafer

 Proteus™ Instrument Development  Move imaging components to the system  Increase workflow automation   Leverage commercially available technologies for imaging and liquid handling  Takes advantage of significant investment in optics driven by NGS industry

 Library Prep + Sequencing Chemistry  Existing library prep and sequencing chemistry are completely portable  New system discriminates dyes with color rather than lifetime  Some new dye development is necessary, but is underway and low risk

 Color Ratio is a Viable Alternative to Current Lifetime Detection  Key elements have already been de-risked  Move to color means we can leverage off-the-shelf camera technology

 Registration Deconvolution  Analysis Software  Pulse detection, ROI calling, alignment, protein inference, and other applications  Backend processing is completely portable to new system  Development required for frontend image processing  Well within state-of-the-art capability  Camera Image  Reconstituted Well Signal

 Instrument Roadmap  New architecture scales upto 10B reads per consumable  Enables shotgun proteomics of complex samples  Puts us on path tode novo sequencing  Platinum (2M)  ProteusTM 1.0 (50M+)  ProteusTM 2.0 (10B)

 Brian Reed  Innovation Toward the Most Advanced Set of Discovery Applications in Proteomics

 Agenda  Innovation at the Forefront of Proteomics  The path to complete proteome coverage  1  Deep, unbiased interrogation of high-complexity samples  3  Beyond sequencing: the first platform for top-down single-molecule proteomics  4  Ultrasensitive PTM detection for proteoforms  2

 Acceleration on the Path to Complete Proteome Coverage

 Sequence Proteins on Platinum  Each recognizer binds 1-3 cognate N-terminal amino acids (NAAs)     Rapid on-off binding generates a pulsing pattern detected by the chip  Extremely information-rich data output: 10s-100s of pulsing events per amino acid

 A Rapid Path to Complete Amino Acid Coverage  Our team has mastered the engineering and evolution of amino acid recognizers  As a result of our rich kinetic output, we have more data on our recognizers than possibly any other set of proteins in biotechnology  Recognizers in the V3 kit recognize 13 of the 20 types of amino acids (69%)   New recognizers have already been developed and are on track for release in our next kit update  We are on track to enable complete reference-free sequencing: enables key applications like sequencing antibodies and cancer neoantigens de novo

 Kinetic Signatures are Sensitive to Downstream Sequence  Recognizers physically contact residues downstream of bound NAA   Influence is encoded in the peptide’s kinetic signature and is highly predictable  Kinetic signatures are a unique and powerful feature of Quantum-Si's core technology  The acquisition of single-molecule kinetic information gives us unprecedented insight into binding interactions  PD = 2.4s  PD = 0.96s

 Ultrasensitive PTM Detection for Proteins and Proteoforms

 Phosphorylation is the Most Abundant PTM in the Human Proteome  Post-translational modifications (PTMs) are central to protein function and implicated in human diseases  There are more than 400 different types of PTMs; phosphorylation is the dominant type (~72% of all PTM sites)  Phosphorylation has the largest disease association: 81% of all discovered PTM-associated diseases1  https://doi.org/10.1016/j.gpb.2018.06.004  Nat Chem Biol 14, 206–214 (2018). https://doi.org/10.1038/nchembio.2576

 Affinity Reagents as Ultrasensitive PTM Recognizers  Anti-PTM antibodies and other affinity reagents work on chip for ultrasensitive PTM detection  Deliver the same real-time kinetic information as NAA recognizers  Recognize PTMs anywhere in the peptide (not just at the N-terminus)  PTM Recognition  AQRYLAYPD  AQRYLAYPD  Anti-pY antibody  Phosphotyrosine

Affinity Reagents as Ultrasensitive PTM Recognizers



Phosphotyrosine
Step 1: PTM recognition
Step 2: Sequencing
E F L N R F Y
E F L N R F
700
600
500
30 min
100

- **Step1:** PTM detection for 30 minutes with PTM recognizer
- **Step 2:** Normal protein sequencing with NAA recognizers
- **PTM recogizers can be multiplexed and combined** with kinetic signatures to pinpoint PTMs in multisite configurations

QUANTUM SI

41

 Ultrasensitive Phosphotyrosine Detection with CDNF   Extreme sensitivity to PTM stoichiometry due to the clear pulsing pattern from PTM recognition  Example: a CDNF peptide is detected at a ratio of less than 1 phosphorylated peptide in 1,000  Method can be extended to other types of PTMs, e.g., ubiquitination, glycosylation; works with commercially available affinity reagents  CDNF_HUMAN  ..QEAGGRPGADCEVCK EFLNRFYK SLIDRGVNFSLDTIEK ELISFCLDTK..  Detection of less than 1 PTM-modified peptide in 1,000  pY-modified peptide  Unmodified peptide  PTM recognition  Sequencing

 Recognition of Human TAU Proteoforms  Affinity reagents can be used in a bottom-up or top-down configuration  Example: bottom-up recognition of pT* on human TAU peptides, top-down detection of immobilized full-length TAU proteoforms  Real-time approach enables proteoform detecting reagents to be run simultaneously  First commercially available platform for detection and differentiation of full-length proteoforms   Phosphothreonine  TAU_HUMAN  ..VAVVRTPPKSPSSAK SRLQTAPVPMPDLK NVK SK IGSTENLK HQPGGGK VQIINK K..  Full-length TAU  PTM recognition  Sequencing  Single-molecule TAU proteoform detection  * - Phosphothreonine

 Unbiased Interrogation of High-Complexity Samples with Quantum-Si's Core Technology

 Sequencing Complex Biological Samples Unlocks Broad Access to Proteomics  PROTEIN CONTENT COMPLEXITY  Protein  complexes  Viral  particles  Sub-  cellular  protein  fractions  Plasma  extra-  cellular  vesicles  Serum/  plasma  Cell  lysates  Tumor  tissue  samples  Cerebro-  spinal  fluid  1,000s  100s  10s  Biological samples like serum contain hundreds to thousands of proteins with wide dynamic range of abundance  Unbiased, consistent, accessible interrogation of these samples is a challenge in proteomics  Sequencing is not limited to predefined content: enables discovery of changes in proteins and proteoforms that other methods are unable to access

 Unbiased Interrogation of High-Complexity Samples  New chip architectures and advances in sequencing chemistry will enable sequencing biological samples at ever-increasing depth  Future versions of the platform will see shotgun sequencing with thousands of proteins identified  Barcoding approaches and flowcell designs will enable sample multiplexing  Innovative methods to fractionate proteins and to reduce sample complexity will be combined with these improvements  Platinum (2M)  ProteusTM 1.0 (50M+)  ProteusTM 2.0 (10B)

 Fast Sequencing for Deep Coverage and Rapid Sample-to-Answer  Standard  chemistry  FAST  chemistry v1  Example peptide  We have developed new sequencing chemistry with a much faster rate of sequencing   With FAST chemistry, we achieve equal performance to 10-hour runs in just 90 minutes (version 1)  Path to runs <30 minutes for some applications with further development  Enables deep sample coverage via iterative FAST sequencing and rapid sample-to-answer methods for clinical applications

 Beyond Sequencing: the First Commercially Available Platform for Top-Down Single-Molecule Proteomics

 Dye-cycling enables ultrasensitive real-time detection of biomarkers  Detecting Antibody Binding Events with the Power of Real-Time Kinetics  IL6  Capture antibody  Detection antibody  Detection of fixed protein panels with high sensitivity is an increasingly important application in proteomics  We developed a single-molecule sandwich assay that enables real-time detection of biomarkers  Dye-cycling approach uses our existing kits to translate immune complex formation into a readily detected pulsing segment  Antigen  capture  Antigen  release

 Ultrasensitive Detection of Proteins in Serum  Interleukin 6  Lysozyme  GFP  Spike-in titration experiments in serum demonstrate 0.1–1 pg/mL detection (path down to 10 fg/mL with further development)   Direct detection of proteins in serum with high sensitivity

 Multiplexed Ultrasensitive Protein Biomarker Detection  Affinity reagents against multiple biomarkers can be loaded on the chip  Dye-cycling approach enables discrimination of biomarkers by fluorescence and kinetic properties in multiplexed assays, along with PTMs  IL6  TNF-α  Multiplexed detection of human IL6 and TNF-α

A Platform for Ultrasensitive Detection of Protein Panels

Multiplexed biomarker detection directly in serum


IL10
IL6
IL2
IL4
TNFα
IFNγ
IL12
:

Protein panel size scales with the platform


Proteus™ 2.0 (1,000+)
Proteus™ 1.0 (100's)
Platinum (up to 10)

- **Sensitivity on Platinum** is suitable for commercialization of panels with up to 10 proteins
- **Panel size scales with the platform**, as well as capacity to multiplex samples
- **Proteins detected directly in serum** on chip, eliminating complex sample prep
- **Sample-to-answer in ~2 hours** with one instrument

QUANTUM SI
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 Platform Roadmap  Nov 20, 2024  John Vieceli

Innovation Pipeline is Robust and Accelerating

	2022	2023	1H24	2H24	2025	2026
Sequencing		Sequencing Kit V1	Sequencing Kit V2	Sequencing Kit V3	Pro Mode Kit; Sequencing Kit V4	
Library Prep	Library Prep Kit V1			Barcoding Kit; Library Prep Kit V2	Library Prep Kit LI (Low Input)	
Instruments + Software		UI/UX	Protein Inference; AI Kinetic Database V2; AI Kinetic Database V3		Platinum Pro; ProteoVue Scientific Collaborations	Proteus™

QUANTUM SI

54

Sequencing Analysis Software  Sequence  Measure fluorescence from single molecule binding of N-terminal amino acid recognizers  Pulse Caller  Assign pulses to a recognizer based on fluorescence intensity and lifetime  Analyze  Determine amino acid sequence using kinetic signature  Excitation  ’R’ Sequenced  ‘L’ Sequenced  ‘I’ Sequenced  ‘F’ Sequenced  R  L  I  F  GHG  600  500  400  300  200  100  0  0.24s  3.23s  0.23s  0.97s  TIME (min)  Kinetic Signature Plot

 Software Workflows for Next-Gen Protein Sequencing™   Protein Inference  Kinetic signature enables inference of sample protein from whole human proteome panel  ProteoVue™ Variant Calling  Kinetic signature enables differentiation of protein variations at the single amino acid level  Rank  Inferred Protein  Score  Likelihood  Mass (kDa)  Length  1  splP04112lIL4_HUMAN  11.035496  99.99%  17  153  2  splP06127lCD5_HUMAN  0.593929  44.78%  55  495  3  splQ15208lSTK38_HUMAN  0.582068  44.12%  54  465  4  splQ96LQ0lPPR36_HUMAN  0.506878  39.76%  49  422  5  splQ81WR1lTRI59_HUMAN  0.440162  35.6%  47  403  6  splQ9UMR3lTBX20_HUMAN  0.428596  34.85%  49  447  7  splQ96EU6lRRP36_HUMAN  0.403635  33.21%  30  259  8  splQ9H2F9lCCD68_HUMAN  0.371386  31.02%  39  335  9  splQ8IVI9lNOSTN_HUMAN  0.365859  30.63%  58  506  10  splO9BZ81lMAGB5_HUMAN  0.310895  26.72%  32  275  IL4  COVERAGE  PULSE  DURATION  INTER-PULSE  DURATION  R  F  N  E  L  10:1N:A  F  D

 Artificial Intelligence

 N-terminal Amino Acid Recognizer Development  Science Publication  Oct 2022  FYW  LIV  R  Version 1 Kit  Mar 2023  AS  NQ  Version 2/3 Kit  Jan/July 2024  DE

 Recognizer Protein Design AI  Orthogonal verification of amino acid recognizer protein design  Amino acid recognizer backbone design  Amino acid recognizer sequence design  Protein design AI leverages NVIDIA GPUs on-premises and in Amazon Cloud

 Pulse Width Prediction Using Artificial Intelligence  Platinum Sequencing  QSI is continually increasing the size of the training data with more proteins and/or new binders  Pulse Width Prediction AI  Currently predicts ~4.6 million pulse widths used in analysis  Better  Performance  Pulse width prediction AI trained with more platinum sequencing data  improves protein detection performance

 Platinum® Pro

 Platinum® Instrument  Customers identified opportunities to improve workflow and UI/UX  Functionality limited to protein & peptide sequencing  Local analysis enabledby additional server

 Introducing Platinum® Pro  Streamlined workflowand reduced hands-on time  Pro Mode enables new applications  Onboard analysis or via the cloud  Enhanced user interface

 Streamlined Workflow Improves Usability

 Pro Mode Available only on Platinum Pro  Dye-labeling Kit  Binding Kinetics  Protein Binding  Protein of Interest  Kit and platform enable detection of single-molecule protein binding and kinetics

 Peptide Barcodes can be Used to Monitor Protein Expression Both In Vivo or In Vitro  IN VIVO  IN VITRO  Equimolar 5 barcode mix encoded as mRNA and packaged into LNPs  Enrich for target protein, functionalize, cleave, and sequence barcodes   Inject into mouse model; harvest target tissues  5433.0, FDR:0.00  4960.0, FDR:0.01  4032.0, FDR:0.01  3756.0, FDR:0.01  642.0, FDR:0.00  2,000  1,000  3,000  4,000  5,000  0

 V2 Library Preparation Kit Improvements  Simplified workflow reduces need for buffer exchange  Improved performance with ~80% of proteins successfully inferred  Reduced protein input five-fold

 ProteusTM

 ProteusTM Increases Throughput + Automation  Switch from semiconductor to optical architecture with patterned array for throughput scalability  Liquid handling automation simplifies workflow and reduces hands-on time  Up to an order of magnitude throughput increase per sample relative to Platinum at initial launch

 ProteusTM Increases Number of Samples  Reagent cartridges with sequencing workflow automation  Run up to 8 samples inone sequencing run  Run one or two samples simultaneously

 The Proteomics Lab of the Future

 QSI’s Pipeline is Heavily De-risked Compared to Other Proteomics Companies  Builds upon QSI’s existing commercially available technologies  Industry-leading protein and enzyme engineering program operating at scale and with high success rates  Manufacturing infrastructure in place and routinely producing and delivering product to customers today

 Strategic Partnerships to Accelerate Commercial Adoption and Deliver on Innovation Roadmap

 QSI is Best Positioned to Usher in a New Paradigmin Proteomics  QSI core technology is the only commercially available tech that can enable single-molecule, top-down, and bottom-up proteomic analysis  New platform architecture designed so QSI will not be feature limited (can scale to billions of reads)  QSI ultrarapid sequencing can enable significant increase in sample throughput per day and unlock time-sensitive applications (e.g. clinical diagnostics) in the future  QSI new architecture, combined with other ongoing technology development initiatives, creates clear path to de novo sequencing

 QSI Near-term Pipeline Will Unlock Opportunities Across All Market Segments

 Proteomics Lab Today  Many specialized platforms needed to fully interrogate the proteome  Technical tradeoffs when selecting between the breadth of protein coverage and depth of insights  High capital costs and manual workflows limit the number of laboratories capable of performing proteomics

 QSI Will Power the Proteomics Lab of the Future  One platform and core technology capable of addressing the broadest range of proteomics analysis methods  Eliminate technical tradeoffs – single-molecule, amino acids and PTMs, top-down or bottom-up, ultrasensitive, scalable throughput  Affordable and automated, allowing any lab — anywhere — to be a proteomics core lab

 Q&A